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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):   May 24, 1995




                             MEDCHEM PRODUCTS, INC.

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             (Exact name of registrant as specified in its charter)



                                 MASSACHUSETTS

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                 (State or other jurisdiction of incorporation)




               1-9899                                    04-2471310

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      (Commission File Number)                 (IRS Employer Identification No.)




232 WEST CUMMINGS PARK, WOBURN, MASSACHUSETTS                           01801

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  (Address of principal executive offices)                            (Zip Code)




Registrant's Telephone Number, including area code:               (617) 932-5900
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                                      N/A

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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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     On May 24, 1995, MedChem Products, Inc. (the "Registrant") announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") among C.R. Bard, Inc. ("Bard"), CRB Acquisition Corp., a wholly-owned subsidiary of Bard, and the Registrant providing for the acquisition by Bard of the Registrant in a stock-for-stock merger (the "Merger"). Under the terms of the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each issued and outstanding share of the Registrant's common stock, par value $.01 per share, shall be converted into the right to receive a fraction of a share of common stock, par value $.25 per share, of Bard, determined by dividing $9.25 by the average closing price of Bard common stock during the 15-day period immediately preceding the Effective Time, subject to adjustment under certain circumstances. Bard has agreed to register the shares of its common stock issued to the Registrant's stockholders in the Merger.

     In connection with the Merger Agreement, the Registrant granted Bard an option (the "Option") to purchase from the Registrant all of the outstanding common stock, par value $.10 per share, of Gesco International, Inc., for an aggregate purchase price, payable in cash, equal to $65,000,000. The Option may be exercised in the event the Merger Agreement is terminated under certain circumstances specified therein. The Option was granted pursuant to an Option Agreement, dated as of May 24, 1995, between Bard and the Registrant.


Item 7.   Financial Statements and Exhibits.
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  (c)     Exhibits.  See Exhibit Index.
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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




MEDCHEM PRODUCTS, INC.
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(Registrant)



/s/ John McDonough
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John McDonough
Vice President, Finance


June 6, 1995
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Date

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                                 Exhibit Index
                                 -------------

                                                                 Page No.
                                                                 --------

2(A)  Agreement and Plan of Merger, dated as of May 24,
      1995, among C.R. Bard, Inc., CRB Acquisition
      Corp. and MedChem Products, Inc. For a list of omitted Exhibits and Schedules, see pages v and vi of the Table of Contents to the Agreement and Plan of Merger. The Registrant will furnish a copy of any omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.

2(B) Option Agreement, dated as of May 24, 1995, between C.R. Bard, Inc. and MedChem Products,
      Inc.

20    Press Release dated May 24, 1995.